UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 14, 2014
(Date of earliest event reported)

Legend Oil and Gas, Ltd.
(Exact Name of Registrant as Specified in Charter)

Colorado (State or Other Jurisdiction of Incorporation)	000-49752 (Commission File Number)	84-1570556 (IRS Employer Identification No.)

555 Northpoint Center East, Suite 400 Alpharetta, GA (Address of Principal Executive Offices)	30022 (Zip Code)

(678) 366-4400
(Registrant’s telephone number, including area code)

______________________________________________
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ P re-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry Into A Material Definitive Agreement

On August 14, 2014, Legend Oil & Gas, Ltd. (“Legend”) and its wholly owned Canadian subsidiary, Legend Energy Canada, Ltd (“Legend Canada”), entered into a mutual settlement and release agreement with the National Bank of Canada (“NBC”) (the “Agreement”). Under the terms of the Agreement, (i) Legend and Legend Canada are released and discharged by NBC of any obligations under that certain general security agreement dated May 11, 2012, the letter of guarantee, dated May 11, 2012, and the letter of financing entered into on July 17, 2012; (ii) NBC shall release its security interests held in the assets of Legend; and (iii) Legend shall pay NBC CDN$250,000.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See information disclosed under Item 1.01.

Item 9.01                      Financial Statements and Exhibits.

Exhibits	99.1 99.2	Press Release Mutual Settlement and Release Agreement by and between Legend Oil & Gas, Ltd., Legend Energy Canada Ltd. and National Bank of Canada dated August 14, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 19, 2014

LEGEND OIL AND GAS LTD.

By:  /s/ Marshall Diamond-Goldberg
Marshall Diamond-Goldberg, CEO